                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 29, 1997



                           BAY VIEW 1997-RA-1 AUTO TRUST
-------------------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)


                                     DELAWARE
------------------------------------------------------------------------------
          (State or other jurisdiction of incorporation)


     333-16233                                          93-1225376
----------------------                       --------------------------------
(Registration Number)                        (IRS Employer Identification No.)




2121 South El Camino Real San Mateo, California                     94403
-------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:  (312) 573-7300
--------------------------------------------------------------------------

Item 5.     Other Events
            -------------

Pooling and Servicing Agreement and Federal Tax Opinion
--------------------------------------------------------

     The definitive Pooling and Servicing Agreement for the Bay View 1997-RA-1 Auto Trust (the "Trust"), dated as of January 29, 1997, among Bay View Securitization Corporation, as depositor, California Thrift & Loan, as servicer, and Bankers Trust Company, as trustee, is filed herewith.

     In addition, the Federal tax opinion (and the consent related thereto) dated February 6, 1997 related to the Trust is being filed herewith.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

Exhibit No.                      Description
-----------                      ---------------------------------------------

   4 Definitive copy of the Pooling and Servicing Agreement dated as of January 29, 1997 for the Bay View 1997-RA-1 Auto Trust.

   99                           Federal tax opinion dated February 6, 1997

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of San Mateo, State of California, on January 29, 1997.

                         BAY VIEW SECURITIZATION CORPORATION,
                                    as Depositor (Registrant)


                               By: /s/ ROBERT J. FLAX
                                   -----------------------------------------
                              Name: Robert J. Flax
                              Title:  Director and Corporate Secretary

                        INDEX TO EXHIBITS



Exhibit No.                        Description
-----------                        -------------------------------------------

   4 Definitive copy of the Pooling and Servicing Agreement dated as of January 29, 1997 for the Bay View 1997-RA-1 Auto Trust.

   99                             Federal tax opinion dated February 6, 1997